UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                       March 11, 2004

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49663	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400
Irvine, CA 92612
(949) 255-7100
(Address and telephone number of Registrant)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	99.1	Transcript of the prepared comments by Sun's management during Sun's March 11, 2004 investor conference call.

Item 9.  Regulation FD Disclosure

     On March 11, 2004, Sun Healthcare Group, Inc. ("Sun") conducted an investor conference call to discuss Sun's fourth-quarter and year-end results. A transcript of the prepared comments made by Sun's management during the conference call is attached to this report as Exhibit 99.1. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available. In addition, Sun does not assume any obligation to update such information in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ /Jennifer L. Botter
Name: Jennifer L. Botter
Title: Senior Vice President and Corporate Controller

Dated:  March 16, 2004